UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 5, 2006
(Date of earliest event reported)

NORTHERN ILLINOIS GAS COMPANY
(Doing Business as NICOR GAS COMPANY).

(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices, including zip code)

(630) 983-8888
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On December 5, 2006, Nicor Inc. (the “Company”) issued a press release announcing that it has been advised by the Office of the United States Attorney for the Northern District of Illinois (the “U.S. Attorney”) that it is closing its inquiry and will not seek to prosecute the Company or any individuals in connection with Nicor Gas’ former Performance-Based Rate (PBR) plan. As previously disclosed, in 2002 the U.S. Attorney issued a notification of inquiry related to the Company’s actions in connection with the accounting for natural gas costs pursuant to the PBR plan.

Information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.    Description

99.1      Press release dated December 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Northern Illinois Gas Company

Dated: December 5, 2006                                          By:  /s/ PAUL C. GRACEY, JR.________________
                        Paul C. Gracey, Jr.
                        Senior Vice President, General Counsel and Secretary

Exhibit Index

 Exhibit
Number   Description of Document

 99.1        Press release of Nicor Inc. issued December 5, 2006